EXHIBIT 10-X
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                     Oak Hill Strategic Partners, L.P.

                     (A Delaware Limited Partnership)

                          CONTRIBUTION AGREEMENT

                                 SECTION 1
                    SUBSCRIPTION; CONTRIBUTED PROPERTY

            1.1 Subscription. Subject to the terms and conditions of this Contribution Agreement (the "Contribution Agreement"), the undersigned (the "Contributor") hereby subscribes for and agrees to acquire a limited partnership interest ("Interest") in Oak Hill Strategic Partners, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the terms of that certain Amended and Restated Agreement of Limited Partnership of Oak Hill Strategic Partners, L.P., dated as of August 26, 1996, as heretofore amended (the "Partnership Agreement"). In exchange for and in consideration of the Interest, the Contributor hereby agrees to (i) contribute to the capital of the Partnership, the membership interest which, at the time of the Closing, it shall own in 237 Park Partners, L.L.C. (the "Contributed Property"), it being agreed that, for purposes of Contributor's subscription, the foregoing shall be valued at $505,050, and
(ii) take any and all of the other actions set forth herein which are required of it to be taken (including, without limitation, the actions set forth in Section 1.2(b) hereof).

            1.2 Closing. (a) Unless otherwise agreed to by the parties hereto, the closing (the "Closing") of the transactions described herein shall occur simultaneous to, and in the same place as, the closing under the Restructuring Agreement (as defined below).

            (b) At the Closing, the Contributor shall (i) deliver, convey and contribute the Contributed Property for transfer to the Partnership or its designee (by instrument or instruments as the Partnership shall reasonably request); (ii) deliver the document described in Section 1.3(a) below; and (iii) execute and become a party to the Partnership Agreement.

            (c) At the Closing, the Partnership shall admit the Contributor as a limited partner in accordance with the Partnership Agreement and the terms specified in Section 1.3 hereof.

            1.3 Election. (a) In connection with the consummation of the transactions described herein, the Contributor shall, at the Closing, deliver a document containing notice to the Partnership relating to which "Class" of "Book Capital Account" (as such terms are defined in the Partnership Agreement) it wishes to have the General Partner (as defined in the Partnership Agreement) maintain in respect of its Interest.

            (b) The General Partner hereby agrees that it shall notify the Contributor in a timely fashion of (i) the establishment of the initial balance in the Contributor's Book Capital Account and Tax Capital Account (as defined in Article I of the Partnership Agreement), and (ii) the respective percentages of the total Book Capital Account and Tax Capital Account represented thereby.

            (c) It is hereby acknowledged and agreed that no certificates will be issued for the Interest acquired by the Contributor hereunder.



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                                 SECTION 2

           CONTRIBUTOR REPRESENTATIONS, WARRANTIES AND COVENANTS

            2.1 Certain Contributor Representations, Warranties and Covenants. In addition to the representations, warranties and covenants contained in that certain Restructuring Agreement (the "Restructuring Agreement") dated as of October 27, 1999, by and among the Partnership and the Contributor, among other parties, the Contributor hereby acknowledges, represents and warrants to, and agrees with, the Partnership, as of the date hereof and as of the Closing, as follows:

            (a) If the Contributor is a corporation, partnership, trust, estate or other entity, (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized,
(ii) it is empowered, authorized and qualified to subscribe hereunder, to commit capital to the Partnership hereunder and to become a limited partner in, and, subject to the terms and conditions of the Partnership Agreement, to make its Capital Contribution to the Partnership and (iii) the person signing this Contribution Agreement and the Partnership Agreement on behalf of such entity has been duly authorized by such entity to do so and has the power to delegate authority pursuant to a power of attorney to be granted under the Restructuring Agreement. If the Contributor is an individual, the Contributor is of legal age to execute this Contribution Agreement and the Partnership Agreement and is legally competent to do so.

            (b) The Contributor has the full right, power and authority to enter into this Contribution Agreement and the Partnership Agreement and to carry out and perform its obligations hereunder and thereunder. Each of this Contribution Agreement and the Partnership Agreement have been duly authorized and have been duly executed and delivered by or on behalf of the Contributor and, assuming the due authorization, execution and delivery of each of them by the other parties hereto and thereto, such Agreements constitute a valid and binding instrument or agreement of the Contributor.

            (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body is required for the consummation by the Contributor of the transactions on its part contemplated herein.

            (d) The Contributor is acquiring the Interest for the Contributor's own account as principal for investment and not with a view to the distribution or sale thereof, subject to any requirement of law that its property at all times be within its control.

            (e) The Contributor has been given the opportunity to ask questions of, and receive answers from, the General Partner and its personnel relating to the Partnership, concerning the terms and conditions of the transaction contemplated hereby and other matters pertaining to the investment contemplated hereunder, and has had access to such financial and other information concerning the Partnership as it has considered necessary in order to make its decision to invest in the Partnership and has availed itself of this opportunity to the full extent desired.

            (f) No representations or warranties have been made to the Contributor with respect to the investment contemplated hereby or the Partnership other than the representations of the Partnership set forth herein and in the Restructuring Agreement and the Contributor has not relied upon any representation or warranty not provided herein or therein in making this subscription.



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            (g)   If the Contributor is not a United States Person (as
defined below), the Contributor has heretofore notified the Partnership in writing of such status. For this purpose, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

            (h) Except as expressly set forth in the Restructuring Agreement, neither the execution, delivery and performance of this Contribution Agreement or of the Partnership Agreement, nor the contribution of the Contributed Property being made by the Contributor, nor the consummation of any other of the transactions herein contemplated by the Contributor or the fulfillment of the terms hereof or thereof by the Contributor, will (i) result in the creation or imposition of any security interests, rights of first refusal or to acquire, claims, liens, pledges, equities or encumbrances (collectively, "Encumbrances") upon any of the assets of the Contributor pursuant to the terms or provisions of, or conflict with, result in a breach or violation of, or constitute a default (or an event which, with the giving of notice or the lapse of time or both, would constitute a default) under, the organizational documents, charter or by-laws of the Contributor (if the Contributor is a corporation, partnership, trust, estate or other entity), or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which the Contributor or any of its subsidiaries is a party or by which they or it are bound or to which any of their or its properties are subject, or (ii) require any authorization or approval under or pursuant to any of the foregoing, or (iii) violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to the Contributor or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Contributor or any of its subsidiaries.

            (i) The Contributor is not an entity exempt from federal income taxation or subject to taxation on "unrelated business taxable income" under Sections 511 and 512 of the Internal Revenue Code of 1986, as amended (the "Code").

            (j) All information furnished to the Partnership by or on behalf of the Contributor is and will be true and correct in all material respects and, to the knowledge of the Contributor, such information does not and will not contain an untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            2.2 Contributor Representations, Warranties and Covenants with Respect to Contributed Property. In addition to the representations, warranties and covenants contained in the Restructuring Agreement, the Contributor hereby acknowledges, represents and warrants to, and agrees with, the Partnership, as of the date hereof and as of the Closing, as follows:

            (a) Except as otherwise expressly provided in the Agreement of Limited Partnership of 1290 Partners, L.P. or the Operating Agreement of 237 Park Partners, L.L.C., the Contributor is the lawful owner of the Contributed Property free and clear of any Encumbrances and upon contribution and delivery of such Contributed Property as provided herein, the Contributor will have conveyed good and marketable title to such Contributed Property, free and clear of any Encumbrances whatsoever.

            (b) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Partnership or the General Partner in connection with the contribution of the Contributed Property by the Contributor to the Partnership in the manner contemplated herein.

            (c) None of the Contributed Property constitutes assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plan is subject to ERISA, or a plan described in Section 4975(e)(1) of the Code.

            (d) Except as otherwise expressly provided in the Agreement of Limited Partnership of 1290 Partners, L.P. or the Operating Agreement of 237 Park Partners, L.L.C., the Contributed Property is not subject to any restrictions upon its sale by the Partnership by reason of any agreement, commitment or representation the Contributor has made in respect thereof, or by reason of the Contributor's being in control of, controlled by or under common control with the issuer(s) thereof within the meaning of the Securities Act of 1933, as amended ("Securities Act"), or for any other reason.

            2.3 Investor's Awareness. In addition to the representations, warranties and covenants contained in the Restructuring Agreement, the Contributor hereby acknowledges that it understands the following:

            (a) No federal or state agency has passed upon the Interest or made any finding or determination as to the fairness of the investment to be made by Contributor pursuant to the terms of this Contribution Agreement. The Partnership Agreement has not and will not be filed with the U.S. Securities and Exchange Commission (the "SEC") or with any securities administrator under state securities laws.

            (b) There are substantial risks incident to the acquisition of the Interest.

            (c) There are substantial restrictions on the transferability of the Interest. Pursuant to the Partnership Agreement, the prior written consent of the General Partner is required for all transfers of the Interest. There will be no established market for the Interest and no public market for the Interest will develop. The Interest will not be, and investors in the Partnership will not have any rights to require that the Interest be, registered under the Securities Act or the securities laws of the various states and therefore the resale, pledge, assignment or other disposition thereof will not be permitted unless such Interest is subsequently registered or unless an exemption from such registration is available (it being hereby agreed by the Contributor that the General Partner may require (x) an opinion of Contributor's counsel with respect to such exemption in form and substance satisfactory to the General Partner and the General Partner's counsel, or (y) a favorable interpretive letter from the SEC and a copy of the application on which it was based). As a result of the foregoing, the Contributor may be required to hold the Interest herein subscribed for and bear the economic risk of its investment in the Partnership indefinitely and it may not be possible for the Contributor to liquidate its investment in the Partnership.

            (d) With respect to the tax and other legal consequences of an investment in the Interest, the Contributor is relying solely upon the advice of its own tax and legal advisors.

            (e) As of the date hereof and at all times up to and including the time immediately prior to its acquisition of the Interest, the Contributor has and shall have such knowledge and experience in financial and business matters such that the Contributor is and will be capable of evaluating the merits and risks of the prospective investment.

            (f) The Contributor has no need for liquidity in its investment hereunder and has the ability to bear the economic risk of such investment and to retain the Interest for the full term of the Partnership.

            (g) The Contributor has reviewed the Partnership Agreement, and understands the risks of, and other considerations relating to, an acquisition of the Interest as well as the Partnership's investments and the Partnership's objectives, policies and strategies.

            Section 2.4Certain Contributor Covenants.  (a)  The
Contributor hereby covenants to deliver to the Partnership such information relevant to the Contributor's acquisition of the Interest as is reasonably requested by the Partnership, including, without limitation, information as to certain matters under the Securities Act and the Investment Company Act as the Partnership may reasonably request in order to ensure the Partnership's compliance with such acts and the availability of any exemption thereunder.

            (b) The Contributor hereby agrees that each of the representations, warranties and covenants made by it in this Contribution Agreement will be deemed to have been reaffirmed by the Contributor as of the Closing.

            (c) The Contributor hereby covenants that it shall notify the Partnership immediately upon its having knowledge of any facts or circumstances that would make any of its representations or warranties contained in this Contribution Agreement untrue or incorrect as of the Closing.

            (d) The Contributor hereby covenants that it shall not, and shall not cause or permit any other person to, act in a manner that would violate any covenant of the Contributor which is contained in this Contribution Agreement.

                                 SECTION 3

                        PARTNERSHIP REPRESENTATIONS

            3.1 Partnership Representations. The Partnership hereby represents, warrants and acknowledges to the Contributor, as of the date hereof and as of the Closing, as follows:

            (a) The Partnership is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to enter into this Contribution Agreement and to perform its obligations under this Contribution Agreement and the Partnership Agreement. The Interest offered hereby and specified pursuant to Section 1.3 hereof is a duly and validly issued limited partnership interest in the Partnership.

            (b) The Partnership is empowered, authorized and qualified to enter into this Contribution Agreement and the Partnership Agreement, and the person signing this Contribution Agreement and the Partnership Agreement on behalf of the Partnership has been duly authorized by the Partnership to do so. There is no outstanding judgment, decree, injunction, rule, order or award of any court, arbitrator or governmental agency or bureau against the Partnership or the General Partner that would prevent the consummation of the transactions expressly provided for in this Contribution Agreement or that would have a material adverse affect on the Partnership or the General Partner.

            (c) Each of this Contribution Agreement and the Partnership Agreement have been duly authorized and have been or will be duly executed and delivered by the Partnership and, assuming the due authorization, execution and delivery of each of them by the other parties hereto and thereto, such Agreements constitute or will constitute valid and binding instruments or agreements of the Partnership. The General Partner has delivered to the Contributor a true and complete copy of the Partnership Agreement as in effect on the date hereof and, except for the transactions contemplated by this Contribution Agreement, no amendment or modification to such Partnership Agreement has been authorized or proposed by the General Partner.

            (d) Neither the execution, delivery and performance of this Contribution Agreement or the Partnership Agreement by the Partnership, nor the consummation of any other of the transactions herein contemplated by the Partnership or the fulfillment of the terms hereof or thereof by the Partnership, will (i) conflict with, result in a breach or violation of, or constitute a default (or any event which, with the giving of notice or the lapse of time or both, would constitute a default) under the organizational documents of the Partnership or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which the Partnership is a party or by which it is bound or to which any of its properties are subject, or (ii) require any authorization or approval under or pursuant to any of the foregoing, or (iii) violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to the Partnership of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Partnership.

            (e) The Partnership is in compliance with all of the terms of the Partnership Agreement and is in compliance, in all material respect, with all laws, rules and regulations applicable to the Partnership.

            (f) No consent, approval, authorization of, or declaration or filing with, any governmental agency or bureau on the part of the Partnership, other than those that have been previously obtained, made or given, is required for the valid execution and delivery of this Contribution Agreement or the Restructuring Agreement and the transactions expressly provided for herein and therein.

            (g) Upon due authorization, execution and delivery of the Partnership Agreement by the Contributor, the Contributor will be entitled to all of the benefits of a Limited Partner under the Partnership Agreement and, unless otherwise expressly provided in the Partnership Agreement, the Delaware Revised Uniform Limited Partnership Act.

            (h) Under existing federal income tax laws and regulations, the Partnership will be classified as a partnership, and not as an association taxable as a corporation for federal income tax purposes.

            (i) As of the date hereof, the disclosure materials and the financial statements of the Partnership contained therein do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (j) The audited balance sheet of the Partnership as of December 31, 1998, the related audited statements of income and cash flows for the year then ended, the unaudited balance sheet of the Partnership as of September 30, 1999 and the related unaudited statements of income and cash flows for the nine (9) months then ended (collectively, the "Partnership Financial Statements") present fairly and accurately the financial condition and results of operations of the Partnership at the dates and for the periods indicated therein and were prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, except that the unaudited Partnership Financial Statements are subject to normal year-end audit adjustments and contain no footnotes. The Partnership has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Partnership or in the notes thereto and which, individually or in the aggregate, would have a material adverse effect on the business, business prospects, financial condition or results of operations of the Partnership. Since the date of the most recent audited Partnership Financial Statements, the Partnership has conducted its business only in the ordinary course (taking into account prior practices, including the acquisition of securities and properties and issuance of Partnership interests) and there has not been (i) any material adverse change in the business, business prospects, financial condition or results of operations of the Partnership, nor has there been any occurrence or circumstance that, with the passage of time, would reasonably be expected to result in such a material adverse change, (ii) any damage, destruction or loss, whether or not covered by insurance, that has or would have a material adverse effect on the business, business prospects, financial condition or results of operation of the Partnership or (iii) any change by the Partnership made prior to the date of this Contribution Agreement in its accounting methods, principles or practices materially affecting its assets, liabilities or business.

            (k) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or similar fee or commission in connection with the transactions expressly contemplated hereby based upon arrangements made by or on behalf of the Partnership.

            3.2 Certain Partnership Covenants. (a) The Partnership hereby agrees that it shall use its best efforts to meet all future requirements under applicable federal laws and regulations necessary to be classified as a partnership, and not as an association taxable as a corporation, for federal income tax purposes.

            (b) The Partnership hereby agrees that each of the representations, warranties and covenants made by it in this Contribution Agreement will be deemed to have been reaffirmed by the Partnership as of the Closing.

            (c) The Partnership hereby agrees that it shall notify the Contributor immediately upon its having knowledge of any facts or circumstances that would make any of its representations or warranties contained in this Contribution Agreement untrue or incorrect as of the Closing.



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                                 SECTION 4

                           CONDITIONS TO CLOSING

            4.1 Contributor Conditions to Closing. The Contributor's obligations as set forth hereunder are subject to the fulfillment (or waiver by the Contributor), prior to or at the Closing, of the following conditions:

            (a) Performance. The Partnership shall have duly performed and complied in all material respects with all agreements and conditions contained in this Contribution Agreement and in the Restructuring Agreement required to be performed or complied with by it prior to or at the Closing, and all representations and warranties of the Partnership herein and in the Restructuring Agreement shall be true and correct as of such date.

            (b) Concurrent Closing. All of the closing conditions set forth in the Restructuring Agreement and related documents shall have been satisfied as of the Closing and a closing thereunder shall be occurring concurrently with the Closing.

            (c) No Material Adverse Change. There shall not have occurred any material adverse change in the business, business prospects, financial condition or results of operations of the Partnership since the date hereof.

            4.2 Partnership Conditions to Closing. The Partnership's obligations as set forth hereunder are subject to the fulfillment (or waiver by the Partnership), prior to or at the time of the Closing, of the following conditions:

            (a) Performance. The Contributor shall have duly performed and complied in all material respects with all agreements and conditions contained in this Contribution Agreement and in the Restructuring Agreement required to be performed or complied with by it prior to or at the Closing, and all representations and warranties of the Contributor herein and in the Restructuring Agreement shall be true and correct as of such date; and

            (b) Concurrent Closing. All of the closing conditions set forth in the Restructuring Agreement and related documents shall have been satisfied as of the Closing and a closing thereunder shall be occurring concurrently with the Closing.

                                 SECTION 5

                               MISCELLANEOUS

            5.1 Modification. Neither this Contribution Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, change, discharge or termination is sought.

            5.2 Revocability. Except as otherwise provided by the Restructuring Agreement, this Contribution Agreement may not be withdrawn or revoked by the Contributor in whole or in part without the consent of the Partnership.

            5.3 Notices. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Contribution Agreement shall be in writing and shall be considered properly given and received when personally delivered to the party entitled thereto, or when sent by facsimile or by overnight courier, or seven (7) business days after being sent by certified United States mail, return receipt requested, in a sealed envelope, with postage prepaid, in each case, addressed, (i) if to the Partnership or the General Partner, to F.W. Strategic Asset Management, L.P., 201 Main Street, Suite 2300, Fort Worth, Texas 76102, and (ii) if to the Contributor, to the address set forth below the Contributor's signature on the counterpart of this Contribution Agreement which the Contributor originally executed and delivered to the Partnership; provided, however, that any notice sent by facsimile shall be promptly followed by a copy of such notice sent by mail or overnight courier in the manner described herein. The Partnership, the General Partner or the Contributor may change its address by giving notice of such change to the other party hereunder. The Partnership and the General Partner shall send a copy of all items given, sent or delivered to, or received from, Contributor to JMB/NYC Office Building Associates, L.P., c/o JMB Realty Corporation, 900 North Michigan Avenue, 19th Floor, Chicago, Illinois 60611, Attention: Stuart Nathan (Facsimile: (312) 915-1043).

            5.4 Counterparts. This Contribution Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

            5.5 Headings. The headings of the Sections of this Contribution Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Contribution Agreement.

            5.6 Successors. Except as otherwise provided herein, this Contribution Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees and legal representatives. If the Contributor is more than one person, the obligation of the Contributor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to have been made by and shall be binding upon each such person and such person's heirs, executors, administrators, successors, trustees and legal representatives.

            5.7 Assignability. This Contribution Agreement shall not be transferable or assignable by the Contributor in any manner whatsoever. Any purported assignment of this Contribution Agreement shall be null and void.

            5.8 Confidentiality. (a) The Contributor shall, and shall direct those of its affiliates, directors, officers, employees, attorneys, accountants and advisors (the "Representatives") who have access to Confidential Information (as defined below) to, keep confidential and not disclose any Confidential Information without the express consent, (x) in the case of Confidential Information acquired from the Partnership, of the Partnership or, (y) in the case of Confidential Information acquired from the General Partner or any other partner in the Partnership, the General Partner or such other partner, unless (i) such disclosure shall be required by applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any bank regulatory authority having jurisdiction over the Contributor or (ii) such disclosure is in connection with any litigation against the Partnership, the Contributor, any other partner in the partnership or the General Partner. Such Confidential Information may be used by the Contributor only in connection with Partnership matters.



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            (b)   As used herein, "Confidential Information" shall mean any
information that the Contributor may acquire from the Partnership or the General Partner which (i) is not already available through publicly available sources of information (other than as a result of disclosure by the Contributor), (ii) was not in the possession of, or known by, the Contributor prior to its disclosure to the Contributor by the Partnership, or (iii) does not become available to the Contributor on a non-confidential basis from a third party, (so long as that such third party is not bound by this Contribution Agreement or another confidentiality agreement with the Partnership). Such Confidential Information may include, without limitation, information that pertains or relates to (A) the business and affairs of the General Partner or any other partner, (B) any investments or proposed investments of the Partnership or (C) any other Partnership matters.

            (c) In the event that the Contributor or any Representative of the Contributor is required to disclose any Confidential Information pursuant to a subpoena, request for discovery or other civil or legal process, the Contributor will use reasonable efforts to provide the Partnership with prompt written notice so that the Partnership may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Contribution Agreement, and the Contributor will cooperate with the Partnership, at the expense of the Partnership, in any effort any such person undertakes to obtain a protective order or other remedy. In the event that such protective order or other remedy is not obtained, or that the Partnership waives compliance with the provisions of this Section 5.8, the Contributor and its Representatives will furnish only that portion of the Confidential Information which is required and will exercise reasonable efforts, at the expense of the Partnership, to obtain reliable assurance that the Confidential Information will be accorded confidential treatment.

            (d) In its sole discretion, the General Partner may agree to waive any or all of the provisions of this Section 5.8 with respect to the Contributor.

            (e) The General Partner and the Partnership may disclose the identity of the Contributor only (i) in accordance with the restrictions set forth in this section 5.8 or (ii) on a confidential basis to any other partner or acquiror of the Interest.

            (e) The provisions of this Section 5.8 shall survive the termination of this Contribution Agreement and the formation and dissolution of the Partnership, whether or not the Contributor is admitted to the Partnership.

            5.9 GOVERNING LAW. THIS CONTRIBUTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION.

            5.10  Jurisdiction; Venue.

            (a) All disputes arising out of, connected with, related to or incidental to the transactions contemplated by, or the relationship established between, the parties hereto in connection with this Contribution Agreement, whether arising in contract, tort, equity or otherwise, shall be resolved by the state or federal courts located in the County of New York in the State of New York, and the parties hereby consent and submit to the personal and subject matter jurisdiction of any state or federal court located in the County of New York in the State of New York; provided, however, that such disputes need not be brought in such courts if the defendant in such suit is not subject to personal jurisdiction in the State of New York. Each party hereby agrees that legal process in any such action or proceeding may be served in accordance with clause (c) hereof and the notice procedure set forth in Section 5.3 hereof. Nothing in this
Section 5.10 shall affect the right of the Partnership to serve legal process in any other manner permitted by law.

            (b) The parties irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such action or proceeding in the courts of the State of New York located in the County of New York, or the Federal courts located in the County of New York in the State of New York.

            (c) The Contributor hereby agrees and covenants that, if the Contributor is a non-United States person, it shall appoint an authorized agent that at all times shall have an office located in the State of New York upon which process may be served in any action or proceeding against the Contributor relating in any way to this Contribution Agreement and shall deliver the acceptance of such appointment to the Partnership. The Contributor further agrees that service of process upon such authorized agent together with written notice of said service to the Contributor by the person serving the same shall be deemed in every respect effective service of process upon the Contributor in any such action or proceeding. The Contributor may appoint a successor authorized agent and, upon delivery to the Partnership of acceptance of such appointment by such a successor, the appointment of the prior authorized agent shall terminate. The Contributor further agrees and covenants that it shall take any and all action, including the filing of any and all documents and instruments as may be necessary to continue the designation and appointment of the authorized agent described in this paragraph in full force and effect until the later of the termination of this Contribution Agreement or such time as the Contributor no longer holds the Interest.

            5.11 Severability. To the extent that any provision of this Contribution Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be deemed severable and the validity, legality and enforceability of the remaining provisions of this Contribution Agreement shall not in any way be affected or impaired.

            5.12 Entire Agreement. This Contribution Agreement, the Partnership Agreement and the Restructuring Agreement constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

            5.13 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants in Sections 2.1, 2.2, 2.3, 2.4, 3.1 and 3.2 shall survive the formation and dissolution of the Partnership and the Contributor's admission as a Partner.

            5.14 Termination. This Contribution Agreement shall terminate in the event that the Restructuring Agreement is terminated in accordance with its terms prior to the Closing; provided that Section 5.8 shall survive any such termination.

            IN WITNESS WHEREOF, the undersigned has executed this Contribution Agreement as of the date first written above.


                       237/1290 Upper Tier Associates, L.P.

                       By:   237/1290 Upper Tier GP Corp.


                             By:   _______________________________
                                   Name:
                                   Title:


Contributor's Name and Mailing Address
and Tax Identification Number:


_____________________________________________________
(Name)

_____________________________________________________
(Street)

_____________________________________________________
(City)            (State)          (Zip Code)

_____________________________________
(Telephone Number)

_____________________________________
(Facsimile Number)

_____________________________________________________
(Tax Identification or Social Security Number)

Contributor's Address for Notices
if Different from Address Above:

_____________________________________________________
(Street)

_____________________________________________________
(City)            (State)          (Zip Code)

_____________________________________
(Telephone Number)

_____________________________________
(Facsimile Number)



Status of the Contributor (check one):


[   ] General Partnership          [  ]  Trust
[ X ] Limited Partnership          [  ]  "Grantor" Trust
[   ] Corporation                  [  ]  Estate
[   ] S Corporation                [  ]  Limited Liability Company
[   ] Individual                   [  ]  Other (identify)______________


            IN WITNESS WHEREOF, the Partnership has executed this Contribution Agreement as of the ______ day of _____________________, 1999.


                       OAK HILL STRATEGIC PARTNERS, L.P.

                       By:   F.W. STRATEGIC ASSET MANAGEMENT, L.P.,
                             General Partner

                             By:   STRATEGIC GENPAR, INC., General Partner

                                   By:
                                         ------------------------------
                                         Name:
                                         Title: